UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida	001‑11350	59‑0483700
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1140 N. Williamson Blvd., Suite 140
Daytona Beach, Florida	32114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 274‑2202

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	CTO	NYSE American

Item 1.01 Entry into a Material Definitive Agreement

On May 24, 2019, Consolidated-Tomoka Land Co., a Florida corporation (the “Company”), and its subsidiaries entered into the Second Amendment to the Second Amended and Restated Credit Agreement (the “Revolver Amendment”), which amends the Company’s existing unsecured revolving credit facility (as amended, the “Credit Facility”) with Bank of Montreal (“BMO”) and the other lenders party thereunder, with BMO as Administrative Agent and Branch Banking & Trust Company and Wells Fargo Bank N.A. as Co-Syndication Agents.

The Revolver Amendment included, among other things, the following enhancements and modifications to the Credit Facility:

•	Increased the lending commitment from $150 million to $200 million;
•	Increased the maximum lending commitment, which is subject to the satisfaction of certain conditions and the Administrative Agent’s approval, from $250 million to $300 million;
•

Reduced the interest rate whereby the low end of the rate range is 30‑day LIBOR plus 135 basis points when the Company’s total debt to total asset value  (as defined in the Revolver Amendment)  is less than or equal to 45%, and the top end of the rate range is 30‑day LIBOR plus 195 basis points when the total debt to total asset value is above 55%; and

•	Extended the initial maturity date from September 2021 to May 2023, with a one-year extension option at the Company’s election.

The description of the Revolver Amendment in this Current Report on Form 8‑K is qualified in its entirety by reference to the complete text of the Revolver Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.  A copy of the press release announcing the Revolver Amendment is furnished as an exhibit to this Form 8‑K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.1	Second Amendment to Second Amended and Restated Credit Agreement Dated May 24, 2019

99.1	Press release dated May 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2019

By:	/s/Mark E. Patten
Mark E. Patten
Senior Vice President and Chief Financial Officer
Consolidated-Tomoka Land Co.